Organization, Background, and Basis of Presentation	12 Months Ended
Dec. 31, 2011
Notes to Financial Statements
Note 1 - Organization, Background, and Basis of Presentation

Guided Therapeutics, Inc. (formerly SpectRx, Inc.), together with its majority owned subsidiary, InterScan, Inc. (formerly Guided Therapeutics, Inc.), collectively referred to herein as the “Company”, is a medical technology company focused on developing innovative medical devices that have the potential to improve healthcare. The Company’s primary focus is the development of its LuViva™ non-invasive cervical cancer detection device and extension of its cancer detection technology into other cancers, especially lung and esophageal. The Company’s technology, including products in research and development, primarily relate to biophotonics technology for the non-invasive detection of cancers, including cervical cancer.

Basis of Presentation

All information and footnote disclosures included in financial statements have been prepared in accordance with accounting principles generally accepted in the United States.

The Company’s prospects must be considered in light of the substantial risks, expenses and difficulties encountered by entrants into the medical device industry. This industry is characterized by an increasing number of participants, intense competition and a high failure rate. The Company has experienced net losses since its inception and, as of December 31, 2011, it had an accumulated deficit of approximately $85.0 million. Through December 31, 2011, the Company has devoted substantial resources to research and development efforts. The Company first generated revenue from product sales in 1998, but does not have significant experience in manufacturing, marketing or selling its products. The Company’s development efforts may not result in commercially viable products and it may not be successful in introducing its products. Moreover, required regulatory clearances or approvals may not be obtained. The Company’s products may not ever gain market acceptance and the Company may not ever achieve levels of revenue to sustain further development costs and support ongoing operations or achieve profitability. The development and commercialization of the Company’s products will require substantial development, regulatory, sales and marketing, manufacturing and other expenditures. The Company expects operating losses to continue through the foreseeable future as it continues to expend substantial resources to complete development of its products, obtain regulatory clearances or approvals and conduct further research and development.

Going Concern

The Company’s financial statements have been prepared and presented on a basis assuming it will continue as a going concern.  The factors below raise substantial doubt about the Company’s ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary from the outcome of this uncertainty. Notwithstanding the foregoing, the Company believes it has made progress in stabilizing its financial situation by execution of multiyear contracts from Konica Minolta Opto, Inc., a subsidiary of Konica Minolta, Inc., a Japanese corporation based in Tokyo (“Konica Minolta”) and grants from the National Cancer Institute (“NCI”), while at the same time simplifying its capital structure and significantly reducing debt.

At December 31, 2011, the Company’s current assets exceeded current liabilities by approximately $158,000 and it had stockholders’ equity of approximately $1.5 million, primarily due to the November 21, 2011 private placement of $1.7 million.

As of December 31, 2011, the Company was past due on payments due under its notes payable in the amount of approximately $366,000. These notes are unsecured and management is working on a payment arrangement with the holders.

On February 26, 2010, the Company held a special meeting where the stockholders approved the amendment to the Company’s certificate of incorporation to reclassify the series A convertible preferred stock into common stock and warrants to purchase shares of common stock, and therefore the 13% senior secured convertible notes (the “2007 Notes”) were converted into an aggregate of 13,985,197 shares of common stock (see Note 7).

On September 10, 2010, the Company completed a private placement of 3,771,605 shares of common stock at a purchase price of $0.81 per share, pursuant to which it raised approximately $3.1 million. For each share of common stock issued, subscribers received warrants exercisable for the purchase of 1/10 of one share of common stock (in the aggregate, 377,161 shares) at an exercise price of $1.01 per share. The warrants have a five-year term.

In a letter from the U.S. Treasury Department dated October 29, 2010, the Company was notified that it was awarded a cash grant of $244,479 under the federal Qualifying Therapeutic Discovery Project program for 2009. This amount was received in the fourth quarter of 2010.

On November 21, 2012 the Company completed a private placement of 2,056,436 shares of common stock at a purchase price of $0.84 per share, pursuant to which it raised approximately $1.7 million. For each share of common stock issued, subscribers received warrants exercisable for the purchase of 1/10 of one share of common stock (in the aggregate, 285,186 shares) at an exercise price of $1.05 per share. The warrants have a five-year term.

The Company’s capital-raising efforts are ongoing. If sufficient capital cannot be raised during the fourth quarter of 2012, the Company has plans to curtail operations by reducing discretionary spending and staffing levels, and attempting to operate by only pursuing activities for which it has external financial support, such as under the Konica Minolta development agreement (see below) and additional NCI or other grant funding. However, there can be no assurance that such external financial support will be sufficient to maintain even limited operations or that the Company will be able to raise additional funds on acceptable terms, or at all. In such a case, the Company might be required to enter into unfavorable agreements or, if that is not possible, be unable to continue operations, and to the extent practicable, liquidate and/or file for bankruptcy protection.

The Company anticipates receiving approximately $2.5 million from Konica Minolta in 2012, as well as new federal grants that could bring in an additional $750,000. It also has warrants exercisable for approximately 31.4 million shares of its common stock outstanding, a substantial majority of which have an exercise price of $0.65 per share. Through December 31, 2011, exercises of these warrants have generated approximately $936,000 and would generate a total of approximately $18.6 million in cash, assuming full exercise. Management may obtain additional funds through the private sale of preferred stock or debt securities, public and private sales of common stock, funding from collaborative arrangements, and grants, if available, and believes that such financing will be sufficient to support planned operations through the first quarter of 2013.

Assuming the Company receives FDA approval for its LuViva cervical cancer detection device in 2012, the Company currently anticipates an early 2013 product launch in the United States. Product launch outside the United States. is expected in the second half of 2012, but cannot be assured it will be able to launch on these timetables, or at all.